Prospectus Supplement	January 5, 2009

PUTNAM VT GLOBAL UTILITIES FUND Prospectuses dated April 30, 2008

The section Who oversees and manages the funds? is supplemented to reflect that Michael Yogg now is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Mr. Yogg over the past five years are set forth in the prospectuses.

The sub-section Investment management teams is deleted, except for the tabular information regarding Mr. Yogg’s length of service and business experience during the past five years. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for this fund and its investors is to exceed the performance of the fund’s benchmark over a rolling 3-year period on a pre-tax basis. The benchmark for this fund is the MSCI World Utilities Index. The portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on the portfolio manager’s performance relative to the benchmark. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

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PUTNAM INVESTMENTS	254923 1/09